UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

CORPORATE RESOURCE SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 11th Floor, New York, NY 10038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646)-443-2380

______________________None___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the board of directors (the “Board”) of Corporate Resource Services, Inc. (the “Company”) held on May 21, 2012, the Board approved the termination without cause of Scott M. Schecter as the Company’s Chief Financial Officer (“CFO”), effective as of May 17, 2012, and appointed its Vice President of Finance, Michael J. Golde, as the Company’s new CFO, effective immediately.  Mr. Golde will serve as CFO for a term that expires on January 30, 2015 or until his successor is elected and qualified.

Mr. Golde became the Company’s Vice President of Finance on January 30, 2012, pursuant to an Executive Employment Agreement, which was amended on May 21, 2012 to reflect his employment as the Company’s CFO (the “Amended Employment Agreement”).  Under the Amended Employment Agreement, Mr. Golde shall receive an annual base salary of $294,000, discretionary performance-based bonuses, a monthly $500 stipend for vehicle expenses and the right to participate in any of the Company’s plans or programs.  A copy of the Amended Employment Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Mr. Golde has over 20 years of financial and accounting experience.  From 2011 to 2012, he served as the President and Chief Executive Officer of Multiple Intelligence, Inc., a provider of financial and accounting, business valuation and merger and acquisition advisory services, and as the CFO of Canrock Ventures, LLC, an early stage investment company focused on commercializing new technologies.  In addition, from 2009 to 2012, Mr. Golde served as the CFO of Integra Realty Resources, Inc. (“Integra”), the largest commercial property valuation and counseling firm in the United States.  Prior to joining Integra, Mr. Golde was the CFO of Wimba, Inc. (now Blackboard Collaborate), a provider of collaborative learning solutions and publishing services, from 2007 to 2009, and the CFO of Accretive Solutions, Inc., a national professional services firm, from 1999 to 2007.  He was also the Controller of Randstad North America from 1994 to 1999 and a Senior Associate at Coopers & Lybrand (now PricewaterhouseCoopers) from 1990 to 1994.  Mr. Golde is 43 years old, and received a Bachelor of Business Administration and a Master of Business Administration from Pace University in 1990.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to Executive Employment Agreement between Corporate Resource Services, Inc. and Michael J. Golde, dated May 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

	By:	/s/ Jay H. Schecter
	Name:	Jay H. Schecter
	Title:	Chief Executive Officer

Date: May 22, 2012

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